UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2008

GENERAL MARITIME SUBSIDIARY CORPORATION
(formerly General Maritime Corporation)
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-16531	06-159-7083
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)
299 Park Avenue
New York, New York 10171
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02. Termination of a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01. Regulation FD Disclosure
Item 8.01. Other Information
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
EX-3.2: AMENDED AND RESTATED BY-LAWS
EX-10.1: AMENDMENT TO LETTER AGREEMENT
EX-10.3: EMPLOYMENT AGREEMENT
EX-10.4: EMPLOYMENT AGREEMENT
EX-99.1: JOINT PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement.
     On December 16, 2008, General Maritime Subsidiary Corporation, formerly General Maritime Corporation (the “Company” or “Historic General Maritime”), General Maritime Corporation, formerly Galileo Holding Corporation (“New General Maritime”), and Peter C. Georgiopoulos, the Company’s Chairman, President, and Chief Executive Officer, entered into an amendment to the letter agreement among such parties dated as of October 24, 2008 providing for the terms and conditions of Mr. Georgiopoulos’ executive transition. Under this amendment, the parties agreed that the new registration rights agreement to be entered into by New General Maritime and Mr. Georgiopoulos would be entered into, and become effective, within a reasonable time after the Effective Date (as defined in Item 5.02 below) rather than upon such Effective Date. A copy of such amendment is filed herewith as Exhibit 10.1.
Item 1.02. Termination of a Material Definitive Agreement.
     The information set forth under Item 5.02 below is incorporated into this Item 1.02 by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On October 20, 2008, the Company entered into an Amended and Restated Credit Agreement with New General Maritime, various lenders, Nordea Bank Finland plc, New York Branch (“Nordea”), as administrative agent and collateral agent, and Nordea, HSH Nordbank AG and DnB Nor Bank ASA, New York Branch, as joint lead arrangers and joint book runners (the “Amended and Restated GM Credit Agreement”). The conditions precedents for the effectiveness of this Amended and Restated Credit Agreement were satisfied on December 16, 2008. The Amended and Restated Credit Agreement provides for $900,000,000 of revolving loans and amends certain provisions related to use of proceeds, capitalization, allowance of the Combination (as defined in Item 8.01 below), shareholder payments, minimum cash balance, financial covenants, modification of certificate of incorporation and by-laws, and guaranty by the Registrant. A copy of the Amended and Restated GM Credit Agreement is filed herewith as Exhibit 10.2.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     The Company’s common stock, par value $0.01 per share (“Company Common Stock”) was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the New York Stock Exchange under the symbol “GMR”. On December 16, 2008, at the Company requested that in connection with the completion of the Merger, the New York Stock Exchange file a Notification of Removal from Listing and/or Registration under Section 12(b) of the Exchange Act on Form 25 on December 17, 2008 or as promptly as practicable thereafter to deregister the Common Stock under Section 12(b) of the Exchange Act and delist the Common Stock from trading on the New York Stock Exchange.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 15, 2008, the Company and New General Maritime entered into new employment agreements with each of John P. Tavlarios, currently the Chief Executive Officer of General Maritime Management LLC (“GMM”), the Company’s tanker operating subsidiary, and a Director of the Company; Jeffrey D. Pribor, currently the Executive Vice President and Chief Financial Officer of the Company; and John C. Georgiopoulos, currently the Executive Vice President, Chief Administrative Officer, Treasurer and Secretary of the Company. Each of Messrs. Tavlarios, Pribor and John Georgiopoulos is currently a party to an employment agreement with GMM or Historic General Maritime, as applicable.
     Pursuant to its terms, each employment agreement will be effective as of the date on which the effective time of the Combination occurs (the “Effective Date”), and contingent upon and subject to the consummation of the Combination.

     Pursuant to the new employment agreements, contingent upon and subject to the consummation of the Proposed Transaction and the occurrence of the Effective Date:
•	Each of the employment agreement, dated April 22, 2005, between GMM and Mr. Tavlarios; the employment agreement, dated April 22, 2005, between the Company and Mr. Pribor; and the employment agreement, dated April 22, 2005, between the Company and Mr. John Georgiopoulos (collectively, the “Previous Agreements”) will terminate upon the Effective Date.
•	Mr. Tavlarios will serve as a Director and the President of New General Maritime, Mr. Pribor will serve as Executive Vice President and Chief Financial Officer of New General Maritime, and Mr. John Georgiopoulos will serve as Executive Vice President, Treasurer and Secretary of New General Maritime.
•	Mr. Tavlarios’ employment agreement will be for a term from the Effective Date through the three-year anniversary of the Effective Date, and Messrs. Pribor’s and Georgiopoulos’ employment agreements will each be for a term from the Effective Date through the one-year anniversary of the Effective Date. Each employment agreement will also provide for automatic renewals for additional one year terms, unless either the executive or New General Maritime terminates the agreement on 120 days’ notice.
•	Mr. Tavlarios will be entitled to a base salary of $600,000 per annum, Mr. Pribor will be entitled to a base salary of $400,000 per annum, and Mr. John Georgiopoulos will be entitled to a base salary of $325,000 per annum, and each executive will also be entitled to discretionary bonuses based upon actual performance as determined by the Compensation Committee of the Board of Directors of New General Maritime.
•	Certain payments will be made to each executive based on prior compensation if such executive is dismissed without cause or resigns for good reason, or upon his death or disability (as such terms are defined in the applicable employment agreement).
•	If the Proposed Transaction has not been consummated by March 31, 2009 or the Merger Agreement is terminated in accordance with its terms, none of the new letter agreements will be of any force or effect, and each of the Previous Agreements will continue in full force and effect in accordance with their terms.
     Copies of the employment agreements for Messrs. Tavlarios, Pribor and John Georgiopoulos are attached hereto as Exhibits 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference.
     On December 16, 2008, effective as of the consummation of the Combination, Peter C. Georgiopoulos, William J. Crabtree, Rex W. Harrington, George J. Konomos, Peter S. Shaerf, and John P. Tavlarios resigned as directors of the Company; Peter C. Georgiopoulos resigned as Chairman, President, and Chief Executive Officer of the Company; Mr. Tavlarios resigned as President and Chief Executive Officer of General Maritime Management LLC; Jeffrey D. Pribor resigned as Executive Vice President and Chief Financial Officer of the Company; John C. Georgiopoulos resigned as Executive Vice President, Chief Administrative Officer, and Secretary of the Company; Peter S. Bell resigned as Senior Vice President of GMM; and Milton H. Gonzales, Jr. resigned as Senior Vice President of GMM. Immediately thereafter, Messrs. Pribor and John Georgiopoulos were appointed as directors of the Company; Mr. Pribor was appointed as President of the Company; Mr. John Georgiopoulos was appointed as Treasurer of the Company; and Mr. Bell was appointed a Manager and Head of Commercial Department, and Mr. Gonzales was appointed a Manager and Head of Technical Operations of GMM . The information concerning Messrs. Pribor and John Georgiopoulos set forth under the heading “Management” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2008 is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     In connection with the Combination, and effective as of the Effective Date, the Company amended and restated in their entirety its Articles of Incorporation and By-laws to eliminate certain provisions that were appropriate for a public company but no longer appropriate upon the Company becoming a wholly-owned subsidiary of New General Maritime. The Company’s Amended and Restated Articles of Incorporation and its Amended and Restated By-Laws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.
     On December 16, 2008, the Company and Arlington issued a joint press release announcing the approval by their respective shareholders of the Combination and the other transactions contemplated by the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference, except for the second paragraph thereof, which contains quoted remarks.
Item 8.01. Other Information.
     On August 5, 2008, the Company entered into an Agreement and Plan of Merger and Amalgamation (the “Merger Agreement”) with Arlington Tankers Ltd. (“Arlington”), New General Maritime, Archer Amalgamation Limited (“Archer Amalgamation Sub”), a wholly owned subsidiary of New General Maritime, and Galileo Merger Corporation (“Galileo Merger Sub”), a wholly owned subsidiary of New General Maritime.
     On December 16, 2008, pursuant to the Merger Agreement, Galileo Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation of such merger (the “Merger”), and Arlington amalgamated with Archer Amalgamation Sub, with the resulting amalgamated company continuing as the surviving entity (the “Amalgamation” and together with the Merger, the “Combination”). As a result of the Merger, the Company became a wholly owned subsidiary of New General Maritime and each outstanding share of Company Common Stock was converted into the right to receive 1.34 shares of common stock, $.01 par value per share, of New General Maritime (“New General Maritime Common Stock”). As a result of the Amalgamation, Arlington became a wholly owned subsidiary of New General Maritime and each outstanding common share, $.01 par value per share, of the Arlington was converted into the right to receive one share of New General Maritime Common Stock.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of General Maritime Subsidiary Corporation (formerly General Maritime Corporation).

3.2	Amended and Restated By-Laws of General Maritime Subsidiary Corporation (formerly General Maritime Corporation).

10.1	Amendment to Letter Agreement, dated December 16, 2008, by and among General Maritime Corporation (to be renamed), Galileo Holding Corporation (to be renamed General Maritime Corporation), and Peter C. Georgiopoulos.

10.2	Amended and Restated Credit Agreement, dated October 20, 2008, among General Maritime Corporation (renamed General Maritime Subsidiary Corporation), Galileo Holding Corporation (renamed General Maritime Corporation), the Lenders party from time to time thereto, Nordea Bank Finland PLC, New York Branch, as Administrative Agent and Collateral Agent, and Nordea Bank Finland PLC, New York Branch, HSH Nordbank AG, and DNB Nor Bank ASA, New York Branch, as Joint Lead Arrangers and Joint Book Runners. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on October 23, 2008).

10.3	Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (to be renamed), Galileo Holding Corporation (to be renamed General Maritime Corporation), General Maritime Management LLC, and John P. Tavlarios.

10.4	Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (to be renamed), Galileo Holding Corporation (to be renamed General Maritime Corporation), and Jeffrey D. Pribor.

10.5	Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (to be renamed), Galileo Holding Corporation (to be renamed General Maritime Corporation), and John C. Georgiopoulos.

99.1	Joint Press Release of General Maritime Corporation (renamed General Maritime Subsidiary Corporation) and Arlington Tankers Ltd., issued on December 16, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME SUBSIDIARY CORPORATION
(Registrant)

By:	/s/ Jeffrey D. Pribor
Name:	Jeffrey D. Pribor
Title:	President
Date: December 16, 2008

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of General Maritime Subsidiary Corporation (formerly General Maritime Corporation).

3.2	Amended and Restated By-Laws of General Maritime Subsidiary Corporation (formerly General Maritime Corporation).

10.1	Amendment to Letter Agreement, dated December 16, 2008, by and among General Maritime Corporation (to be renamed), Galileo Holding Corporation (to be renamed General Maritime Corporation), and Peter C. Georgiopoulos.

10.2	Amended and Restated Credit Agreement, dated October 20, 2008, among General Maritime Corporation (renamed General Maritime Subsidiary Corporation), Galileo Holding Corporation (renamed General Maritime Corporation), the Lenders party from time to time thereto, Nordea Bank Finland PLC, New York Branch, as Administrative Agent and Collateral Agent, and Nordea Bank Finland PLC, New York Branch, HSH Nordbank AG, and DNB Nor Bank ASA, New York Branch, as Joint Lead Arrangers and Joint Book Runners. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by General Maritime Subsidiary Corporation (formerly General Maritime Corporation) with the Commission on October 23, 2008).

10.3	Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (to be renamed), Galileo Holding Corporation (to be renamed General Maritime Corporation), and Jeffrey D. Pribor.

10.4	Employment Agreement, dated as of December 15, 2008, by and among General Maritime Corporation (to be renamed), Galileo Holding Corporation (to be renamed General Maritime Corporation), and John C. Georgiopoulos.

99.1	Joint Press Release of General Maritime Corporation (renamed General Maritime Subsidiary Corporation) and Arlington Tankers Ltd., issued on December 16, 2008.